Related Party Transactions	12 Months Ended
Dec. 31, 2013
Notes
Related Party Transactions

NOTE 14 - RELATED PARTY TRANSACTIONS

Employment Contracts

On March 1, 2011, the Board of Directors of the Company amended the employment agreements of Dr. Johnny R. Thomas and John C. Francis.  Each of their employment agreements dated September 1, 2010 were amended effective February 1, 2011, to increase their annual salaries by $75,000.  Johnny R. Thomas’s salary increased from $99,000 to $174,000 and John Francis’s salary from $75,000 to $150,000.

Johnny R. Thomas and John C. Francis were each awarded five-year performance warrants to purchase 1,000,000 shares each at an exercise price of $1.25 per share.  The warrants will vest if and when the Company achieves certain revenues, net income and/or EBITDA milestones for four trailing quarters.  For each executive officer, a total of 412,500 warrants vest upon four different milestones when annual revenues exceed revenue milestones increasing from $50 to $200 million.  Achieving net income levels in excess of $0.20/share to more than $0.50/share will vest 262,500 warrants upon four different milestones.  The remaining 325,000 warrants will vest upon four different milestones when the Company’s EBITDA performance exceeds $0.40/share to more than $1.00 per share. Mr. Thomas and Mr. Francis also have the right to vest the warrants by exercising the warrants; accordingly, the value of the warrants has been expensed in the financial statements. In November 2012 the warrant exercise price was reduced to $0.01 per share, the term of warrants were extended to 10 years and the vesting criteria was amended to remove the milestone criteria and to effectively vest immediately. The Company recognized $277,037 of compensation expense due to the modification of the warrants.

Stock Subscription Receivables

On June 17, 2008, two of Xnergy Inc.’s former stockholders agreed to purchase the shares of another shareholder for $2,486,850. Concurrent with this agreement, Xnergy, Inc. agreed to issue a promissory note for the payment for the stock. The liability was recorded along with notes receivable from the purchasing stockholders. The notes receivable were assumed by the Company in the purchase of Xnergy, Inc. and have no repayment terms, are non-interest bearing and are unsecured accordingly they are classified as stock subscription receivables. As of December 31, 2011, the receivables totaled $2,632,192. During the year ended December 31, 2012 the Company received and cancelled 877,364 shares of its common stock as satisfaction of the stock subscription receivables. As of December 31, 2013 the Company had stock subscriptions receivable of $1,600,000.

Related Party Payables

In connection with the purchase of Castrovilla and Xnergy, the Company entered into promissory notes to pay outstanding liabilities to the former shareholders. During the year ended December 31, 2013 the Company borrowed $420,000 from and repaid $691,853 to a director. During the year ended December 31, 2013 the Company issued 238,480 shares of common stock in satisfaction of $271,871 of related party debt. During the year ended December 31, 2012 the Company borrowed $1,605,000 from a director. The notes payable are secured by certain of the Company’s construction projects, due upon demand and bear interest at 12% per annum. A summary of the maturity of the related party payables is as follows:

Amount of Principal
Year	Payments Due
2014	$1,337,151
2015	-
2016	-
2017	-
2018	-
Thereafter	-
Total	$1,337,151